CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we consent to the incorporation in the Form 8-K of our reports with respect to the financial statements of Mountain State Telephone Company, ALLTEL Nevada, Inc.
and Navajo Communications Company for the two years ended
December 31, 1993, dated January 21, 1994, and to the incorporation by reference in Amendment Number Three to the Form S-3 Registration Statement dated March 28, 1994 (File No.33-51529). It should be noted that we have not audited any financial statements of the companies referred to above subsequent to December 31, 1993 or performed any audit procedures subsequent to the date of our reports.






                                     By:/s/ Arthur Andersen LLP
                                     ---------------------------



Little Rock, Arkansas
December 21, 1994